Fees Summary	Feb. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,379,999,964.00
Previously Paid Amount	0.00
Total Fee Amount	190,578.00
Total Offset Amount	0.00
Net Fee	$ 190,578.00
Final Prospectus	false